UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2026

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC
9.0% Fixed Rate Cumulative Perpetual Redeemable Series A Preference Shares	LILAP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosures.

In connection with discussions between and among (a) certain holders of (i) term loans under the Amended and
Restated Credit Agreement, dated March 25, 2021, by and among LCPR Loan Financing LLC, as special purpose vehicle borrower, LCPR Senior Secured Financing Designated Activity Company (“LCPR Senior Secured
Financing”), as initial guarantor, The Bank of Nova Scotia, as administrative agent and SPV security agent, and the lenders party thereto from time to time, (ii) 6.750% senior secured notes due 2027 issued by LCPR Senior Secured
Financing, and (iii) 5.125% senior secured notes due 2029 issued by LCPR Senior Secured Financing (such holders, the “Restricted Holders”), (b) LLA Holdco LLC (“LLA Holdco”), Liberty Communications of Puerto Rico LLC
(“LCPR”), their direct and indirect subsidiaries (together with LLA Holdco and LCPR, the “LPR Entities”), and
(c) Liberty Latin America Ltd. (the “Company”) concerning one or more potential transactions to restructure such indebtedness (such potential transactions collectively, a “Potential Transaction”), the Restricted Holders, the LPR
Entities, and the Company entered into confidentiality agreements that require the LPR Entities and the Company to disclose certain confidential information provided to the Restricted Holders (the “Cleansing Material”) upon the occurrence of certain events.

Negotiations among the Restricted Holders, the LPR Entities and the Company concerning a Potential Transaction have taken place but are not continuing. In furtherance of such negotiations, pursuant to the confidentiality agreements referenced above, the LPR Entities and the Company provided confidential information to the Restricted
Holders and their representatives. No agreement has been reached among the Company, the LPR Entities and the
Restricted Holders with respect to a Potential Transaction, and there can be no assurances that any agreement will be reached in the future. The Company is furnishing a document that includes the latest commercial term sheets exchanged between the LPR Entities (or the Company, as applicable) and the Restricted Holders concerning such a
Potential Transaction as Exhibits 99.1 hereto. In addition, the Company is furnishing certain confidential information that the LPR Entities and the Company have provided to the Restricted Holders as Exhibit 99.2 hereto.

The information furnished pursuant to this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto)
shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Securities
Exchange Act of 1934, as amended, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities
Litigation Reform Act of 1995, including statements with respect to our business, product, and finance strategies, future investments, and B2B opportunities; subscriber retention rates, including statements regarding the customer experience; changes in competitive, regulatory and economic factors; our superior networks and services, including our product and bundling offerings; anticipated changes in our revenue, growth rates and cash flows; debt levels and leverage ratios; our liquidity; credit risks; financial projections; and other information and statements that are not historical fact. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include events that are outside of our control, such as hurricanes and other natural disasters, political or social events, and pandemics, such as COVID-19, the uncertainties surrounding such events, the ability and cost to restore networks in the markets impacted by hurricanes or generally to respond to any such events; the continued use by subscribers and potential subscribers of our services and their willingness to upgrade to our more advanced offerings; our ability to meet challenges from competition, to manage rapid technological change or to maintain or increase rates to our subscribers or to pass through increased costs to our subscribers; uncertainties regarding reaching any agreement with the Restricted Holders or completing a Potential Transaction, the effects of changes in laws or regulation; general economic factors; our ability to successfully acquire and integrate new businesses and realize anticipated efficiencies from acquired businesses; the availability of attractive programming for our video services and the costs associated with such programming; our ability to achieve forecasted financial and operating targets; the outcome of any pending or threatened litigation; the ability of our operating companies to access cash of their respective subsidiaries; the impact of our operating companies’ future financial performance, or market conditions generally, on the availability, terms and deployment of capital; fluctuations in currency exchange and interest rates; the ability of suppliers and vendors to timely deliver quality products, equipment, software, services and access; our ability to adequately forecast and plan future network requirements including the costs and benefits associated with network expansions; and other factors detailed from time to time in our filings with the Securities and Exchange Commission, including our most recently filed Form 10-K and Form 10-Q. These forward-looking statements speak only as of the date of this Form 8-K. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

99.1	Latest Commercial Term Sheet provided by the Restricted Holders to the LPR Entities and the Company.
99.2	Cleansing Materials.
101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ John M. Winter
John M. Winter
Senior Vice President, Chief Legal Officer and Secretary

Date: September 15, 2026